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                                                                   EXHIBIT 10.16

                           SPECTRASITE HOLDINGS, INC.
                              STOCK INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

     The SpectraSite Holdings, Inc. Stock Incentive Plan (the "Plan") as amended and restated effective August 5th, 1999 is established to create an additional incentive for key employees, directors, and consultants or advisors of SpectraSite Holdings, Inc. and any successor corporations thereto (collectively referred to as the "Company"), and any present or future "parent" and/or "subsidiary" corporations of the Company (all of whom, along with the Company, being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE 2
                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board ("the Committee") having such powers as shall be specified by the Board. If the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, thereafter, members of such Committee shall consist only of "non-employee" directors, as defined in Section 16 of the Securities Act of 1933, as amended, who are "outside directors," as defined in Section 162(m) of the Code. Any subsequent references herein to the Committee shall also mean the Board if such Committee has not been appointed. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, other than power to terminate or amend the Plan as provided in Paragraph 12 hereof, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any Award granted under the Plan shall be determined by the Committee in its sole discretion, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

                                    ARTICLE 3
                                   ELIGIBILITY

     Awards may be granted to employees (including officers) and directors of the Participating Company Group as well as to individuals who are rendering services as consultants, advisors, or otherwise as independent contractors to the Participating Company Group. The Committee, in its sole discretion, shall determine which persons shall be granted Options (an "Optionee") and/or Awards ("Participants"). Options may be either incentive stock options as defined in
Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options.


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The following individuals are eligible to receive only nonqualified stock options: consultants, advisors, independent contractors and directors (unless a director is also an employee of a Participating Company).

                                    ARTICLE 4
                        SHARES AND AWARDS UNDER THE PLAN

4.1 Shares Subject to the Plan. Awards shall be in the form of authorized but unissued common stock of the Company (the "Shares"), subject to adjustment as provided in Section 8.5 below. The maximum number of Shares which may be issued under the Plan shall be Four Million One Hundred Thousand (4,100,000) Shares. In the event that any outstanding Award for any reason expires or is terminated or canceled and/or Shares subject to repurchase are repurchased by the Company, the Shares allocable to the unexercised portion of such Award, or such repurchased Shares, may again be subject to an Option grant. It is intended that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended ("Rule 701"), and that the Plan shall otherwise be administered in compliance with the requirements of Rule 701. To ensure such compliance, the Committee shall maintain a record of Shares subject to outstanding Awards under the Plan and the exercise price of such Awards, plus a record of all Shares issued upon the exercise of such Awards and the terms of such Awards.

4.2 Types of Awards Under the Plan. The following types of Awards are available under the Plan, subject to the Board's discretion:

    (a)   Stock Options (nonqualified stock options and incentive stock options)
    (b)   Restricted Stock
    (c)   Performance Awards
    (d)   Dividend Equivalents
    (e)   Deferred Stock
    (f)   Stock Appreciation Rights
    (g)   Other Stock-based Awards

                                    ARTICLE 5
                                  STOCK OPTIONS

5.1 Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

5.2 Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Committee shall determine for each Option (which need not be identical) the number of Shares for which the Option is granted, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:



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     (a)  Option Price. The exercise price for each Option shall be established in the sole discretion of the Committee; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a Share on the date of the granting of the Incentive Stock Option and (ii) the exercise price per share of an Incentive Stock Option granted to an Optionee who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall be not less than one hundred ten percent (110%) of the fair market value of a Share on the date the Option is granted. For this purpose, "fair market value" means the value assigned to the stock for a given day by the Committee, as determined pursuant to a reasonable method established by the Committee that is consistent with the requirements of Sections 422 and 424 of the Code and the regulations thereunder (which method may be changed from time to time). Notwithstanding the foregoing, an Incentive Stock Option may be granted by the Committee in its discretion with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another Incentive Stock Option in a manner qualifying with the provisions of Section 424(a) of the Code. Nothing hereinabove shall require that any such assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

     (b) Exercise Period of Options. The Committee shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Incentive Stock Option is granted, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Incentive Stock Option is granted, and (iii) no Incentive Stock Option shall be exercisable after the date the Optionee's employment with the Participating Company Group is terminated for "cause" (as determined in the sole discretion of the Committee); and provided, further, an Incentive Stock Option shall terminate and cease to be exercisable as an Incentive Stock Option no later than three (3) months after the date on which the Optionee terminates employment with the Participating Company Group, unless the Optionee's employment with the Participating Company Group shall have terminated as a result of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), in which event the Incentive Stock Option shall terminate and cease to be exercisable as an Incentive Stock Option no later than twelve (12) months from the date on which the Optionee's employment terminated. For this purpose, an Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months following the Optionee's termination of employment.



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     (c)  Payment of Option Price. Payment of the option price for the number of
          Shares being purchased pursuant to any Option shall be made in cash, by check or cash equivalent, or with the consent of the Committee by promissory note, by delivery of a number of Shares with a fair market value equal to the exercise price or by delivery of a stock power and instructions to a broker to sell a sufficient number of Shares subject to the Option to pay such exercise price.

     (d) $100,000 Limitation. The aggregate fair market value, determined as of the date on which an Incentive Stock Option is granted, of the Shares with respect to which incentive stock options (determined without regard to this subsection) are first exercisable during any calendar year (under this Plan or under any other plan of the Participating Company Group) by any Optionee shall not exceed $100,000. If such limitation would be exceeded with respect to an Optionee for a calendar year, the Incentive Stock Option shall be deemed a nonqualified stock option to the extent of such excess.

     (e) Annual Limit. No individual may be granted in any calendar year Options to purchase more than 1,000,000 Shares.


5.3  Standard Form of Stock Option Agreements. Subject to the provisions of
Section 5.5 below, all Options shall be evidenced by a written award agreement in substantially the forms attached hereto as Exhibit A-1 (Nonqualified Stock Option Agreement: Time-Based Without Performance Acceleration), Exhibit A-2 (Nonqualified Stock Option Agreement: Time-Based With Performance Acceleration), Exhibit B-1 (Incentive Stock Option Agreement: Time-Based Without Performance Acceleration), and Exhibit B-2 (Incentive Stock Option Agreement: Time-Based With Performance Acceleration), each of which is incorporated herein by reference (the "Standard Option Agreements").

5.4 Transfer of Control. Subject to the provisions of Section 5.5 below and except as otherwise provided in the Option agreement, upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred, or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Committee. The exercise of any Option that was permissible solely by reason of this Section 5.4 shall be conditioned upon the consummation of the Transfer of Control.

5.5 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of the standard Option agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable or which are subject to the Optionee meeting performance standards.



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5.6  Effect of Change in Stock Subject to Plan. The Committee shall make appropriate adjustments in the number and class of Shares subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. Notwithstanding the foregoing, such adjustments shall be made to prevent the dilution or enlargement of the rights granted under the Options as a result of any of the foregoing events.

5.7 Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution, provided the Committee may permit an Option to be transferrable to members of the Optionee's immediate family or to a trust, partnership or other entity for the benefit of the Optionee and/or member of the Optionee's immediate family to the extent the Shares underlying the Options may be registered pursuant to a Form S-8.

5.8 Reload Options. Concurrently with the award of Options, the Committee may award reload options ("Reload Options") to the Optionee to purchase for cash or Shares a number of Shares. The number of Reload Options shall equal (1) the number of Shares used to exercise the underlying Options, and (2) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of the underlying Options or through the use of Shares held by the Optionee for at least six months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

     (a) Unless an Option agreement specifically states that the Committee has awarded Reload Options with respect to the underlying Options, none shall be deemed to have been awarded. Upon the exercise of an underlying Option, the Reload Option will be evidenced by an amendment to the underlying Option agreement.

     (b) The exercise price per Share deliverable upon the exercise of a Reload Option shall be the fair market value of a Share on the date the grant of the Reload Option becomes effective.

     (c) Each Reload Option is fully exercisable twelve months from the effective date of grant. The term of each Reload Option shall be equal to the remaining term (if any) of the underlying Option. No Reload Options shall be granted following the termination of an Optionee's employment.

     (d) The provisions applicable to Options in this Article 5 shall be equally applicable to all Reload Options.

                                    ARTICLE 6
                                RESTRICTED STOCK

6.1 Awards of Restricted Stock. Awards of Restricted Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve,


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including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such Shares during the Restricted Period and the requirement that the Participant forfeit such Shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy the applicable performance goals within the Restricted Period. Restricted Stock may be granted alone or in addition to other Awards under the Plan. The grant of any Restricted Stock by the Company shall be evidenced by a Restricted Stock Agreement.

6.2 Restricted Period. The Committee shall establish the Restricted Period with respect to each Award of Restricted Stock. The Committee may, in its sole discretion, at the time an Award of Restricted Stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction of performance goals prior to the expiration of the Restricted Period. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock. Restricted Stock that is not yet vested may, with the consent of the Committee, be transferred by a Participant to members of the Participant's immediate family or to a trust, partnership, or other entity for the benefit of the Participant and/or members of the Participant's immediate family to the extent the Shares of Restricted Stock may be registered pursuant to a Form S-8, but may not otherwise be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or encumbered.

     Except as otherwise provided by the Committee pursuant to any Restricted Stock Award, a Participant shall cease vesting in all or any portion of an Award as of the date of his termination of employment for whatever reason. Any Awards that are not vested as of the date of such termination shall be forfeited, provided the Committee may, in its discretion, provide that a Participant whose employment is terminated by the Company without cause (including as a result of death or disability) and/or following a Transfer of Control may vest in all or any portion of his Award. Any Awards not so vested shall be forfeited.

6.3 Rights of Holders of Restricted Stock. Except for the restrictions described in Section 6.2, the Participant shall be the owner of the Restricted Stock and shall have all the rights of a shareholder, including the right to receive dividends paid on such Restricted Stock and the right to vote such Restricted Stock.

6.4 Delivery of Restricted Stock. Restricted Stock awarded to a Participant under the Plan may be held under the Participant's name in a book entry account maintained by the Company or, if not so held, stock certificates for Restricted Stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof. Subject to Section
8.2 below, a Participant shall be entitled to delivery of stock certificates only when they become vested in accordance with the terms of his or her Award and upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee.

6.5 Forfeitures. Any Shares of Restricted Stock which are forfeited shall become the property of the Company and shall again immediately become available for award under the Plan and all of the rights of such Participant to such Restricted Stock and as a stockholder shall terminate without further obligation on the part of the Company.

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                                    ARTICLE 7
                                ADDITIONAL AWARDS

7.1 Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (a) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

          (b) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

7.2 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. These awards shall consist of the right to the payment of amounts equal to the value of dividends that may be paid with respect to Shares in the future. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

7.3 Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

          (a) Award and Restrictions. Subject to Section 8.2, delivery of Shares will occur upon expiration of the deferral period specified in the Deferred Stock agreement by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine and set forth in the Deferred Stock agreement.

          (b) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment for other than cause during the applicable deferral period, as provided in the Deferred Stock agreement, all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Deferred Stock agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

7.4 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

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          (a) Right to Payment. A Stock Appreciation Right shall confer on the
Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the fair market value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the fair market value of one Share at any time during a specified period before or after the date of exercise or Transfer of Control) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which shall be not less than the fair market value of one Share on the date of grant.

          (b) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Committee shall from time to time approve.

7.5 Bonus and Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of a Participating Company. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 7.5 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

7.6 Performance-Based Awards. Performance Awards, performance-based Restricted Stock, and certain other Share-based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. As selected by the Committee, the performance goal shall be the attainment of one or more of the preestablished amounts of sales revenue, net income, operating income, cash flow, return on assets, return on equity, return on capital or total shareholder return of the Company.

     The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

7.7 Maximum Individual Awards. No individual may be granted in any calendar year more than 1,000,000 Shares subject to any combination of Performance Awards, Restricted Stock, or other Share-based Awards subject to performance criteria. The Share amounts in this Section 7.7 are subject to adjustment under
Section 8.5 and are subject to the Plan maximum under Article 3.



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7.8  Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan, may in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or award may be granted either as of the same time as or a different time from the grant of such other Awards.

7.9 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

7.10 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award granted under this Article 7 exceed a period of ten years from the date of its grant.

7.11 Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by a Participating Company upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

                                    ARTICLE 8
                   ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

8.1 Award Agreements. Each Award granted hereunder shall be evidenced by a written Award agreement that shall specify the number of Shares subject to the Award, the installments, if any, in which the Award shall vest and become exercisable, the date of the expiration of such Award, and such other terms and conditions as the Committee shall determine.

8.2  Issuance of Shares.

          (a) As soon as practicable after the exercise of an Option or settlement of any other Award, including full payment for the Shares purchased pursuant thereto and the satisfaction of any withholding-tax liability arising with respect to the settlement of any Option or Award, the Company shall duly issue such Shares to the Optionee/Participant and shall cause to be delivered to the Optionee/Participant a stock certificate or certificates representing such Shares and bearing such restrictive legends as the Committee may deem necessary or appropriate to ensure compliance with all applicable laws, rules and regulations.

          (b) Notwithstanding anything to the contrary contained herein, the Company may, in its discretion, defer for not more than six (6) months the issuance and delivery of Shares otherwise deliverable hereunder until completion of the process of listing the Shares on a



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national exchange or the filing, registration or other qualification of the
Shares under any state or federal law, rule or regulation as the Company may deem appropriate, provided that the Company diligently pursues such listing, registration or qualification. The Company may require any Participant to make such representations and furnish such information as the Company may deem appropriate in connection with the issuance or delivery of Shares, in compliance with all applicable laws, rules and regulations.

          (c) The Committee may impose such restrictions on any Shares issued in settlement of any award as it may deem advisable, including without limitation restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, under any blue-sky or state securities laws applicable to such Shares and under any applicable stockholders' or other agreement.

8.3  Taxes and Withholding.

          (a) As a precondition to the delivery of any Shares or other payment in settlement of any Award, the Company shall have the right and authority to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, that are required by law or regulation to be withheld by the Company upon delivery of Shares or other payment under any Award. The Optionee/Participant may discharge such obligation in whole or in part with respect to the minimum withholding-tax liability arising upon the settlement of any Award (but no more than such minimum) (a) by transferring and delivering to the Company previously owned Shares, which shall be valued at their Fair Market Value; (b) with the prior approval of the Committee, by authorizing the Company in writing to deduct and retain Shares, valued at their fair market value, as of the date of exercise, from the Shares otherwise to be issued upon settlement; or (c) with the prior approval of the Committee, by any combination of the foregoing methods of payment.

          (b) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Award in gross income at such time as may be permitted under Code Section 83(b) shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes, domestic or foreign, required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

8.4 Competition. Notwithstanding anything to the contrary contained in this Plan, the Committee may provide under the terms of any Option or Award agreement that all rights of the Optionee/Participant in any Option or Award, to the extent such rights have not already expired or been exercised, shall terminate and be extinguished immediately if a Optionee/Participant engages in competition (as defined in the applicable Option or Award agreement) with the Participating Company Group, whether during and/or after his or her employment with the Participating Company Group. In the event that a Optionee/Participant receives or exercises an Option or other Award at a time when he or she has already, without the Company's knowledge or consent, commenced engaging in competition with the Participating Company Group, the Company may, by notice given to the Optionee/Participant, rescind and void such purported transfer, Award or exercise, and the Optionee/Participant shall return to the Company immediately upon demand (i) any and all stock certificates representing Shares issued to him or



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her upon the exercise at such time of such Option or Award and still owned by the Optionee/Participant, in exchange for which the Company shall return to the Optionee/Participant any consideration paid for such Shares, or (ii) any other consideration received by the Optionee/Participant under the Option or Award. The Option or Award agreements may include such other restrictive covenants as the Committee in its discretion deems necessary or appropriate for the reasonable protection of the Participating Company Group's business interests.

8.5 Changes in Capital Structure. In the event that the Company hereafter declares a dividend payable in, or subdivides or combines Shares, or engages in a recapitalization, reorganization, merger, consolidation, split-up, transfer of assets, combination or exchange of Shares or any other event affecting the Shares, the Committee shall make appropriate adjustment in the number (including without limitation the aggregate numbers specified in Article III and Section 5.1(b)) and kind of Shares that are or may become subject to Awards granted or to be granted hereunder, and in the exercise price of Options or Awards granted hereunder, and shall take such other action as in its judgment shall be necessary or appropriate to equitably preserve each Optionee/Participant's rights with respect to such Options and/or Awards substantially proportionate to his or her respective rights existing prior to such event. The decision of the Committee with respect to any matter referred to in this Section 8.5 shall be conclusive and binding upon each Optionee/Participant. The Company shall give each Optionee/Participant written notice of any adjustments to an Option or Award of the Optionee/Participant or the terms and conditions thereof made pursuant to this Section 8.5. Nothing herein is intended to preserve an Optionee/Participant's equity interest in the Company against dilution resulting from the issuance of additional securities by the Company subsequent to the grant of an Option or Award.

                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

     Each Optionee/Participant may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) who shall acquire the Optionee/Participant's rights under the Plan in case the Optionee/Participant dies before exercising all of such rights. A Optionee/Participant may designate such beneficiary or beneficiaries by giving the Company written notice thereof in a form prescribed by or acceptable to the Company. Each such designation shall revoke all prior designations by the Optionee/Participant, and such notice shall be effective only when given to the Company during the Optionee/Participant's lifetime. In the absence of an effective designation or if all duly designated beneficiaries predecease the Optionee/Participant, any rights remaining unexercised at the Optionee/Participant's death shall be exercised by his or her estate. In the event of a Optionee/Participant's death, all actions that he or she would otherwise be entitled to take under the Plan may be taken by his or her beneficiary or estate, as the case may be, and all references in this Plan to "Optionee" or "Participant" shall, under such circumstances, be deemed to include such beneficiary or estate.

                                   ARTICLE 10
                             RIGHTS OF PARTICIPANTS

     No Optionee or Participant shall acquire any rights as a stockholder of the Company hereunder unless and until, and except to the extent that, a stock certificate representing Shares duly purchased by such Optionee/Participant pursuant to any Option or Award has been issued to such Optionee/Participant. Nothing in this Plan or any Option or Award agreement shall confer upon any Optionee or Participant any right to continue in the employment of the Participating Company Group, or to serve as a director or consultant thereof, or interfere in any way with the right of a Participating Company to terminate his or her employment, directorship, or consulting relationship at any time. Unless specifically provided otherwise, no grant of an Option or Award shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of a Participating Company for the benefit of its employees unless the Participating Company shall determine otherwise. No Optionee or Participant shall have any claim to an Option or Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.

                                   ARTICLE 11
                               TRANSFER OF CONTROL

11.1 Treatment of Outstanding Awards. Except to the extent provided in the Option or Award agreement, in the event that there is a Transfer of Control, then and in that event the rights of the Optionee/Participant under all of his or her Options and Awards shall immediately become fully vested.

11.2. No Amendment. Notwithstanding any other provision of the Plan or any provision of any Option or Award agreement, in the event of a Transfer of Control, no changes in the Plan and no adjustments, determinations or other exercises of discretion that are made, pursuant to the Plan or otherwise, by the Board or the Committee subsequent to such Transfer of Control shall be effective if and to the extent that they would have the effect of diminishing the rights of any Optionee or Participant under the Plan.

                                   ARTICLE 12
                     AMENDMENT, MODIFICATION AND TERMINATION

12.1 Amendment. Subject to the provisions of Section 11.2 and Section 12.2, the Committee may at any time and from time to time amend, modify, suspend or terminate the Plan in whole or in part.

12.2 Awards Previously Granted. Notwithstanding the provisions of Section 12.1, no amendment, modification, suspension or termination of the Plan shall be effective to the extent it adversely affects in any material way any Award previously granted under the Plan, unless the

Optionee or Participant holding such Option or Award consents in writing thereto. Subject to the terms of the Plan, the Committee may modify the form, terms and conditions of any outstanding Option or Award in such manner, not unfavorable to the Optionee/Participant, as the Committee in its discretion may determine and, with respect to any Optionee/Participant subject to foreign tax laws or regulations, the Committee may vary the form, terms and conditions of any Option or Award as the Committee in its discretion may deem necessary or advisable to allow the Optionee/Participant to qualify for favorable tax treatment under such foreign tax laws or regulations.

                                   ARTICLE 13
                                 INDEMNIFICATION

     Any claim under the Plan shall be solely the obligation of the Company. No member of the Board or the Committee shall be personally liable by reason of any contract or other instrument executed by such member (or on behalf of such member) in his or her capacity as a member of the Board or Committee or by reason of any mistake of judgment made by him or her in good faith in such capacity. The Company shall indemnify each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated and shall hold such person harmless against any loss, liability, claim, cost or expense (including reasonable attorneys' fees and any sum paid in settlement of a claim with the approval of the Committee) incurred by or asserted against such person as a result of or arising out of any act or omission to act in connection with the Plan, unless arising out of such person's fraud or bad faith. The right of indemnification provided for in this Article 13 shall be in addition to any rights of indemnification to which such person may be entitled under the certificate of incorporation or bylaws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

                                   ARTICLE 14
                                DURATION OF PLAN

     This Plan shall be effective on the date of its adoption by the Committee and shall remain in effect, subject to the right of the Committee to amend, modify, suspend or terminate the Plan pursuant to Article XII, until all Shares have been issued in accordance herewith. Any Awards granted prior to approval of the Plan by the stockholders of the Company shall be made subject to such approval.

                                   ARTICLE 15
                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company and shall survive any purchase, merger, consolidation or other disposition of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 Applicable Law. The terms of the Plan shall be binding upon the Company, and its successors and assigns. The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. To the extent not preempted by federal law, this Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

16.2 Severability. If any provision of this Plan, an Option agreement, or an Award agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option agreement or Award agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, the Option agreement or the Award agreement, it shall be stricken and the remainder of the Plan, the Option agreement or the Award agreement shall remain in full force and effect.

16.3 Gender and Number. Except when otherwise indicated by the context, references herein to one gender shall include the other gender, and references herein to the singular or plural shall include the plural or singular.

16.4 Headings. The headings of the Articles and Sections of the Plan are for convenience of reference only and shall not be considered in interpreting or construing the Plan.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Plan was duly adopted by the Board of Directors of the Company as of the ___th day of August, 1999.

                            SPECTRASITE HOLDINGS, INC.

                            By:
                                ---------------------------------
                                    David P. Tomick, Secretary


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